UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2021

DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Annual Report to Shareholders

DWS Climate Change Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

Click here Trustees and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities, particularly in emerging markets, presents certain risks, such as currency fluctuation, political and economic changes, including emerging markets and market risks. Stocks of small-cap companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and more abrupt market movements. Additionally, the fund concentrates its investments in climate change-related companies, increasing its vulnerability to industry risks and regulatory developments. All of these factors may result in greater share price volatiltiy. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 31, 2007, as supplemented October 4, 2007 are 1.87%, 2.64% and 1.52% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Cumulative Total Returns (Unadjusted for Sales Charge) as of 5/31/08
DWS Climate Change Fund	Life of Fund*
Class A	3.97%
Class C	3.37%
Institutional Class	4.07%
MSCI World Index+	-.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 5/31/08	$ 10.39	$ 10.33	$ 10.40
9/6/07 (commencement of operations)	$ 10.00	$ 10.00	$ 10.00
Distribution Information: 9/6/07 (commencement of operations) to 5/31/08: Capital Gain Distributions	$ .01	$ .01	$ .01
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Climate Change Fund — Class A [] MSCI World Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/08
DWS Climate Change Fund		Life of Class*
Class A	Growth of $10,000	$9,799
	Average annual total return	-2.01%
Class C	Growth of $10,000	$10,237
	Average annual total return	2.37%
MSCI World Index+	Growth of $10,000	$9,934
	Average annual total return	-.66%

The growth of $10,000 is cumulative.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
Growth of an Assumed $1,000,000 Investment
[] DWS Climate Change Fund — Institutional Class [] MSCI World Index+

Comparative Results as of 5/31/08
DWS Climate Change Fund		Life of Class*
Institutional Class	Growth of $1,000,000	$1,040,700
	Average annual total return	4.07%
MSCI World Index+	Growth of $1,000,000	$993,400
	Average annual total return	-.66%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 31, 2007, as supplemented October 4, 2007 is 1.65% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended May 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Cumulative Total Returns as of 5/31/08
DWS Climate Change Fund	Life of Fund*
Class S	4.17%
MSCI World Index+	-.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/08	$ 10.41
9/6/07 (commencement of operations)	$ 10.00
Distribution Information: 9/6/07 (commencement of operations) to 5/31/08: Capital Gain Distributions	$ .01
Growth of an Assumed $10,000 Investment
[] DWS Climate Change Fund — Class S [] MSCI World Index+

Comparative Results as of 5/31/08
DWS Climate Change Fund		Life of Fund*
Class S	Growth of $10,000	$10,417
	Average annual total return	4.17%
MSCI World Index+	Growth of $10,000	$9,934
	Average annual total return	-.66%

The growth of $10,000 is cumulative.

* The Fund commenced operations on September 6, 2007. Index returns began on August 31, 2007.
+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2007 to May 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 979.90	$ 976.10	$ 980.90	$ 980.00
Expenses Paid per $1,000*	$ 8.71	$ 12.35	$ 7.43	$ 7.43
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/08	$ 1,016.20	$ 1,012.50	$ 1,017.50	$ 1,017.50
Expenses Paid per $1,000*	$ 8.87	$ 12.58	$ 7.57	$ 7.57
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Climate Change Fund	1.76%	2.50%	1.50%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Climate Change Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Climate Change Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Nicolas Huber

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2002.

• Senior Portfolio Manager, Global Equities: Frankfurt.

• Joined the fund in 2007.

Susana Penarrubia Fraguas, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001.

• Equity investment manager focusing on European utilities and motorways: Frankfurt.

• Joined the fund in 2007.

• Master's degree in Economics, University de Alcala de Henares.

In the following interview, the portfolio management team discusses DWS Climate Change Fund's strategy and the market environment during the period from the fund's inception on September 6, 2007 through May 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the fund perform relative to its benchmark and peer group?

A: The total return of the fund's Class A shares for the abbreviated reporting period ended May 31, 2008 was 3.97%. Its benchmark, the Morgan Stanley Capital International (MSCI) World Index, returned -0.66% during the period beginning August 31, 2007 through May 31, 2008.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: Please review the philosophy of this fund.

A: There is a great deal of debate about the issue of climate change, but what may be less debatable is the magnitude of the long-term investment opportunity in this theme. We believe this is true for two reasons. First, governments are reacting to public concerns about the environment by enacting new regulations. This is especially true in Europe, and it appears likely that the United States and Asia — which currently lag Europe in this area — will become more stringent. As a result, there is likely to be strong demand growth for alternative energy sources and technologies that mitigate the effects of environmental damage. Second, rising commodity prices are forcing businesses to find ways to cut costs by becoming more energy efficient. With the prices of oil, coal and natural gas all climbing sharply in the past two years, alternative energy sources have become more affordable on a relative basis. One outcome of this shift is that more investment capital is flowing into clean technologies and renewable energy. This can be seen in the fact that alternative energy companies were the largest recipient of private equity financing in 2006 and the second-largest in 2007.

These trends have created growing possibilities for investment as more companies see climate change as an opportunity to make money or cut costs. The shift to a low-carbon economy is creating new business opportunities for every kind of company, from small start-ups to global multinational firms. The market for low-carbon energy products alone is expected to range from $500 billion to $1 trillion per year over the next five years.

Taken together, we believe these factors are having a profound, transformational effect on virtually all industries around the world, creating a wealth of new opportunities for astute investors. At DWS Investments, we are using our broad global reach and extensive investment resources to uncover these opportunities. Deutsche Asset Management has been active in this sector for several years, and has invested nearly $2.3 billion in strategies related to the climate change theme as of March 2008.

How Much Is Climate Change Worth?

$100 billion — demand for projects generating carbon emissions credits by 2030 (UN)

$100 billion — worldwide investment in clean energy by 2009

(New Energy Finance)

$18.6 to $23.1 billion — estimated solar industry revenues by 2010 (Solar Buzz)

$15 billion — global fuel cell and distributed hydrogen market by 2015

(The Climate Group)

$84 billion — cumulative net savings from energy-efficient products in the US by 2012 (The Climate Group)

Q: In what types of companies does the fund invest?

A: The fund seeks to invest in industries and companies that are involved in both the mitigation of and adaptation to climate change. In mitigation, we look at companies in the energy efficiency and clean technology fields. In adaptation, we search for companies that help address the effects of climate change.

The types of companies that fit into each category are shown in the following table:

Using Mitigation and Adaptation to Unearth Business Opportunities
Mitigation (Reduction in greenhouse-gas emissions)		Adaptation (Adjustment to climate change)
↓	↓	↓
Clean technologies • Lower-emission power generation • Mobility • Filter systems • Natural resources	Energy efficiency • Facility management • Air conditioning and heating systems • Lighting systems • Insulation • Consumer electronics • New materials	Environmental management/ damage limitation • Waste management • Biotechnology • Geological services • Disaster protection/ infrastructure • Reconstruction

Our target portfolio weighting will typically be 50-60% of assets in clean technologies, 20-30% in energy efficiency, and 15-20% in adaptation. The actual weightings will vary based on our views regarding the broader market environment and relative values among each of the groups.

In order to select the best individual stocks in these three categories, we use fundamental research to identify companies that we believe have unique investment ideas, established market share, an attractive business model, high-quality management and the benefit of a supportive regulatory environment. We also seek to assess the impact of broader issues such as the implementation of environmental policies and regulations. We believe this combination of top-down and bottom-up inputs will help us construct a portfolio that will be well positioned to capitalize on these important trends over time.

Q: What have been some specific investments that have performed well in clean technologies?

A: In the clean technologies space, we added substantial value through positions in companies that focus on alternative energy sources. Solar energy, in particular, was an area of notable strength for the fund thanks to holdings in First Solar, Inc. and Q-Cells AG. First Solar gained ground behind rising sales for its thin film solar cell technology, which is a less expensive alternative to traditional solar technologies. Q-Cells, meanwhile, benefited from regulations that require German utilities to generate a certain percentage of their power from alternative energy sources. The two stocks rose about 58% and 35%, respectively, placing them among the top individual contributors in the portfolio.

Also boosting returns in the clean technologies segment of the portfolio were two manufacturers of wind turbines: Vestas Wind Systems AS, based in Denmark, and Gamesa Corp. Tecnologica SA of Spain. Both companies have experienced spectacular order growth, a reflection of the global build-out of the wind power infrastructure.

Q: What were some of the fund's winning stocks in energy efficiency?

A: Two larger companies made significant contributions to the fund's return in this segment of the portfolio: ABB Ltd., based in Switzerland, and United Technologies Corp. of the United States. While these companies are typically viewed as being industrial conglomerates, both have business lines that are directly related to the theme of energy efficiency. ABB, which provides power and automation services, benefited from rising demand for grid reliability and efficiency in North America and Europe, as well as from the build-out of new energy-efficient infrastructure in Asia. United Technologies, meanwhile, is seeing rising sales growth for its energy-efficient HVAC systems and elevators. The company has benefited from its strong presence in the Middle East, where oil revenues have led to a construction boom.

Also performing well within the energy efficiency area was Oesterreichische Elektrizitaetswirtschafts AG, an Austrian company that operates hydroelectric and geothermal power stations, power plants, waterways and sewage treatment facilities.

Q: What are some examples of companies that fit in the adaptation category?

A: An excellent example is Veolia Environement. Based in France, Veolia is a specialist in environmental services, specifically water, waste management, energy and transportation. As such, it helps governments and businesses deal with damage that has already been done to the environment. For example, China — which is home to 16 of the world's 20 most polluted cities — recently retained Veolia's services to help develop clean water solutions, while India sought Veolia's assistance in developing a transportation system to minimize food spoilage. The stock performed well through 2007 but has since declined thus far in 2008. Nevertheless, we continue to like Veolia as a long-term holding.

On the plus side, an adaptation-related company that performed well for the fund was Lindsay Corp.*, a US-based manufacturer of irrigation equipment such as steel tubing.

Q: Were there any other factors that helped performance?

A: A noteworthy element of the fund's positive performance was its very low weighting in the financial sector. At a time when the mortgage and credit crises weighed heavily on financial stocks, low exposure in this area was highly beneficial to relative performance.

The secular uptrend in energy prices has also proven beneficial to the fund. Generally speaking, high oil prices are a positive catalyst for most of the stocks in the portfolio for two reasons: first, by making alternative energy more attractive; and second, by increasing the demand for energy-efficient products and services.

Q: What investments have been less successful?

A: One of the leading detractors from performance was Tanfield Group PLC, based in the United Kingdom. A clean technologies company, Tanfield produces electric vehicles used by package delivery companies. Since delivery trucks generally are used within a set schedule — as opposed to passenger cars, which are used at all times of day — they can be easily docked and powered up at night. The company missed analysts' earnings estimates after several successful years, causing its stock to sell off. We are confident in the company's long-term business model, however, and we continue to hold it in the fund.

Another stock that underperformed was Rockwool International AS,* a Danish company that makes ceiling panels and insulation products out of rock wool. Put simply, this material is fibers that are created by blowing molten rock through a stream of air or steam. As a maker of building products, the company has been hurt by the slowing housing market in the United States and other major global economies. Similarly, Cummings Engine Company, Inc.* — a manufacturer of diesel engines and filtration products for exhaust systems — also experienced slower end demand due to weakening economic growth.

* As of May 31, 2008, the positions were sold.

Q: Do you have any closing thoughts for investors?

A: The issue of climate change is having a profound, transformational effect on virtually all industries around the world. Governments and individuals are working feverishly to reduce their "carbon footprint," and in response, companies are changing the way they do business. We believe this is a powerful shift with large investment consequences, and we look forward to identifying opportunities for the fund's shareholders in the years ahead.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	5/31/08

Common Stocks	98%
Cash Equivalents	2%
100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	5/31/08

United States	37%
Germany	16%
France	11%
Spain	9%
United Kingdom	6%
Switzerland	4%
Austria	3%
China	3%
Netherlands	2%
Denmark	2%
Other	7%
100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	5/31/08

Industrials	63%
Utilities	14%
Materials	7%
Information Technology	7%
Consumer Discretionary	6%
Financials	2%
Energy	1%
100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2008 (25.4% of Net Assets)	Country	Percent
1. Gamesa Corp. Tecnologica SA Manufactures aeronautical components and generators	Spain	3.2%
2. Acciona SA Offers construction and logistics services	Spain	2.9%
3. Solarworld AG Develops and produces solar technologies	Germany	2.8%
4. Schneider Electric SA Manufactures power distribution and automation systems	France	2.7%
5. Valmont Industries, Inc. Manufacturer of tubing, steel reinforcing bars and power supplies	United States	2.6%
6. Compagnie de Saint-Gobain Manufacturer and producer of glass products	France	2.4%
7. ABB Ltd. Manufacturer of equipment and provider of services to the oil and gas petrochemicals industries	Switzerland	2.2%
8. Johnson Controls, Inc. Provider of automotive systems and building controls	United States	2.2%
9. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	United States	2.2%
10. Q-Cells AG Develops, produces and sells mono- and polycrystalline, silicon-based solar cells	Germany	2.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008

	Shares	Value ($)

Common Stocks 94.7%
Austria 3.1%
Andritz AG	15,997	1,082,350
Oesterreichische Elektrizitaetswirtschafts AG "A"	28,326	2,392,901
(Cost $3,004,842)		3,475,251
Belgium 1.3%
Umicore (Cost $1,343,288)	27,781	1,519,625
Canada 1.3%
Canadian Hydro Developers, Inc.*	160,258	966,129
Canadian National Railway Co.	9,804	549,403
(Cost $1,453,969)		1,515,532
China 3.0%
JA Solar Holdings Co., Ltd. (ADR)*	62,596	1,331,417
LDK Solar Co., Ltd. (ADR)*	32,874	1,513,848
Trina Solar Ltd. (ADR)*	11,634	522,832
(Cost $3,158,559)		3,368,097
Denmark 2.2%
Vestas Wind Systems AS* (Cost $1,945,762)	18,230	2,509,500
Finland 0.5%
Wartsila Oyj (Cost $549,213)	7,738	546,904
France 10.6%
Alstom	9,714	2,448,687
Compagnie de Saint-Gobain	33,027	2,663,630
Nexans SA	14,934	2,037,351
Schneider Electric SA	24,658	3,097,321
Veolia Environnement	23,970	1,708,315
(Cost $11,875,512)		11,955,304
Germany 14.9%
Aixtron AG	75,122	1,120,793
Bayer AG	18,487	1,639,385
Continental AG	12,646	1,603,432
Nordex AG*	23,420	1,065,379
Q-Cells AG*	20,702	2,516,987
SGL Carbon AG*	10,085	749,969
Siemens AG (Registered)	19,531	2,215,699
Solarworld AG	62,217	3,211,627
Vossloh AG	5,972	864,986
Wacker Chemie AG	7,707	1,845,885
(Cost $16,282,245)		16,834,142
Greece 0.4%
Terna Energy SA* (Cost $425,077)	36,176	450,246
Japan 0.7%
Daikin Industries Ltd. (Cost $773,096)	15,810	815,845
Netherlands 2.3%
Ballast Nedam NV (CVA)	13,758	521,615
Koninklijke Boskalis Westminster NV (CVA)	34,127	2,070,099
(Cost $2,541,455)		2,591,714
Portugal 1.2%
EDP — Energias de Portugal SA (Cost $1,316,306)	208,029	1,310,746
Spain 8.2%
Acciona SA	11,460	3,258,230
Gamesa Corp. Tecnologica SA	69,861	3,615,990
Iberdrola Renovables*	214,161	1,535,964
Iberdrola SA	60,445	872,666
(Cost $8,950,163)		9,282,850
Switzerland 4.2%
ABB Ltd. (Registered)*	77,804	2,527,650
BKW FMB Energie AG	5,636	739,210
OC Oerlikon Corp. AG (Registered)*	1,444	488,376
Sulzer AG (Registered)	6,969	936,778
(Cost $4,086,843)		4,692,014
United Kingdom 5.5%
Johnson Mathey PLC	20,803	830,355
PV Crystalox Solar PLC*	188,549	683,499
Rotork PLC	19,773	444,561
RPS Group PLC	280,477	1,850,138
SIG PLC	64,788	945,855
Tanfield Group PLC*	592,002	847,273
The Weir Group PLC	32,541	581,433
(Cost $6,308,562)		6,183,114
United States 35.3%
Altair Nanotechnologies, Inc.*	109,429	261,535
American Superconductor Corp.*	27,916	984,876
Applied Materials, Inc.	53,099	1,051,891
Baldor Electric Co.	23,066	811,923
BorgWarner, Inc.	31,534	1,630,623
Calgon Carbon Corp.*	36,230	641,996
CLARCOR, Inc.	34,102	1,480,709
Comverge, Inc.*	42,901	548,704
Cooper Industries Ltd. "A"	22,561	1,052,019
Covanta Holding Corp.*	48,768	1,364,041
Cree, Inc.*	42,207	1,072,902
Donaldson Co., Inc.	18,993	977,760
EMCORE Corp.*	11,958	93,990
Emerson Electric Co.	39,477	2,296,772
Entergy Corp.	8,268	998,526
First Solar, Inc.*	3,855	1,031,367
Fluor Corp.	2,879	537,077
FPL Group, Inc.	10,352	698,967
Fuel Tech, Inc.*	45,911	1,167,976
FuelCell Energy, Inc.*	59,197	599,666
ITC Holdings Corp.	17,456	952,574
Johnson Controls, Inc.	74,054	2,522,279
Kaydon Corp.	20,714	1,265,833
PG&E Corp.	50,590	2,002,858
Plum Creek Timber Co., Inc.	31,788	1,482,910
Power Integrations, Inc.*	25,615	835,817
Rayonier, Inc.	23,171	1,099,696
Shaw Group, Inc.*	17,541	1,070,001
SunPower Corp. "A"*	13,593	1,113,267
Tenneco, Inc.*	17,891	429,026
Tetra Tech, Inc.*	50,573	1,337,150
United Technologies Corp.	35,478	2,520,357
Valmont Industries, Inc.	25,941	2,979,064
Zoltek Companies, Inc.*	33,815	1,022,228
(Cost $38,134,619)		39,936,380
Total Common Stocks (Cost $102,149,511)		106,987,264

Participatory Note 0.4%
India
Suzlon Energy Ltd. (issuer Merrill Lynch International & Co.) Expiration Date 9/16/2010* (Cost $520,091)	75,123	494,009

Cash Equivalents 1.5%
Cash Management QP Trust, 2.48% (a) (Cost $1,681,424)	1,681,424	1,681,424
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $104,351,026)+	96.6	109,162,697
Other Assets and Liabilities, Net	3.4	3,803,032
Net Assets	100.0	112,965,729
* Non-income producing security
+ The cost for federal income tax purposes was $105,075,516. At May 31, 2008, net unrealized appreciation for all securities based on tax cost was $4,087,181. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,206,683 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,119,502.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008
Assets
Investments: Investments in securities, at value (cost $102,669,602)	$ 107,481,273
Investment in Cash Management QP Trust (cost $1,681,424)	1,681,424
Total investments, at value (cost $104,351,026)	109,162,697
Cash	470,862
Foreign currency, at value (cost $824,662)	832,744
Receivable for investments sold	424,454
Receivable for Fund shares sold	3,051,355
Dividends receivable	84,874
Interest receivable	12,371
Foreign taxes recoverable	27,205
Due from Advisor	24,838
Deferred offering costs	33,262
Other assets	26,058
Total assets	114,150,720
Liabilities
Payable for investments purchased	990,253
Payable for Fund shares redeemed	7,411
Accrued management fee	39,840
Other accrued expenses and payables	147,487
Total liabilities	1,184,991
Net assets, at value	$ 112,965,729
Net Assets Consist of
Undistributed net investment income	282,253
Net unrealized appreciation (depreciation) on: Investments	4,811,671
Foreign currency	6,558
Accumulated net realized gain (loss)	(2,779,782)
Paid-in capital	110,645,029
Net assets, at value	$ 112,965,729

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($58,598,178 ÷ 5,637,767 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.39
Maximum offering price per share (100 ÷ 94.25 of $10.39)	$ 11.02

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($28,179,949 ÷ 2,727,311 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.33
Class S Net Asset Value, offering and redemption price(a) per share ($14,489,370 ÷ 1,392,229 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.41

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($11,698,232 ÷ 1,124,979 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.40
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from September 6, 2007 (commencement of operations) to to May 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $89,509)	$ 747,188
Interest	9,920
Interest — Cash Management QP Trust	119,828
Total Income	876,936
Expenses: Management fee	351,295
Administration fee	35,130
Distribution and service fees	116,512
Services to shareholders	43,061
Custodian fee	175,662
Audit and tax fees	40,001
Legal	11,170
Trustees' fees and expenses	2,238
Reports to shareholders	14,222
Offering expenses	90,741
Registration fees	5,716
Other	12,803
Total expenses before expense reductions	898,551
Expense reductions	(236,103)
Total expenses after expense reductions	662,448
Net investment income (loss)	214,488
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,785,334)
Foreign currency	3,889
(2,781,445)
Change in net unrealized appreciation (depreciation) on: Investments	4,811,671
Foreign currency	6,558
4,818,229
Net gain (loss)	2,036,784
Net increase (decrease) in net assets resulting from operations	$ 2,251,272

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended May 31, 2008*
Operations: Net investment income (loss)	$ 214,488
Net realized gain (loss)	(2,781,445)
Change in net unrealized appreciation (depreciation)	4,818,229
Net increase (decrease) in net assets resulting from operations	2,251,272
Distributions to shareholders from: Net realized gains:
Class A	(12,108)
Class C	(6,646)
Class S	(6,549)
Institutional Class	(1,245)
Total distributions	(26,548)
Fund share transactions: Proceeds from shares sold	122,645,650
Reinvestment of distributions	19,150
Cost of shares redeemed	(16,928,850)
Redemption fees	5,055
Net increase (decrease) in net assets from Fund share transactions	105,741,005
Increase (decrease) in net assets	107,965,729
Net assets at beginning of year (initial capital)	5,000,000
Net assets at end of period (including undistributed net investment income of $282,253)	$ 112,965,729
* For the period from September 6, 2007 (commencement of operations) to May 31, 2008.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.05
Net realized and unrealized gain (loss)	.35
Total from investment operations	.40
Less distributions from: Net realized gains	(.01)
Redemption fees	.00***
Net asset value, end of period	$ 10.39
Total Return (%)[c,d]	3.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59
Ratio of expenses before expense reductions (%)	2.38*
Ratio of expenses after expense reductions (%)	1.75*
Ratio of net investment income (loss) (%)	.74*
Portfolio turnover rate (%)	63**
[a] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***
Net realized and unrealized gain (loss)	.34
Total from investment operations	.34
Less distributions from: Net realized gains	(.01)
Redemption fees	.00***
Net asset value, end of period	$ 10.33
Total Return (%)[c,d]	3.37**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28
Ratio of expenses before expense reductions (%)	3.22*
Ratio of expenses after expense reductions (%)	2.50*
Ratio of net investment income (loss) (%)	(.01)*
Portfolio turnover rate (%)	63**
[a] For the period from September 6, 2007 (commencement of operations) to May  31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.07
Net realized and unrealized gain (loss)	.35
Total from investment operations	.42
Less distributions from: Net realized gains	(.01)
Redemption fees	.00***
Net asset value, end of period	$ 10.41
Total Return (%)[c]	4.17**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14
Ratio of expenses before expense reductions (%)	2.25*
Ratio of expenses after expense reductions (%)	1.50*
Ratio of net investment income (loss) (%)	.99*
Portfolio turnover rate (%)	63**
[a] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.07
Net realized and unrealized gain (loss)	.34
Total from investment operations	.41
Less distributions from: Net realized gains	(.01)
Redemption fees	.00***
Net asset value, end of period	$ 10.40
Total Return (%)[c]	4.07**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12
Ratio of expenses before expense reductions (%)	2.12*
Ratio of expenses after expense reductions (%)	1.50*
Ratio of net investment income (loss) (%)	.99*
Portfolio turnover rate (%)	63**
[a] For the period from September 6, 2007 (commencement of operations) to May 31, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Climate Change Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2007 through May 31, 2008, the Fund incurred approximately $2,058,000 net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2009.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax position for the open tax year as of May 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$ 285,008
Net unrealized appreciation (depreciation) on investments	$ 4,087,181

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended May 31, 2008
Distributions from ordinary income*	$ 26,548
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from September 6, 2007 (commencement of operations) to May 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $136,628,345 and $31,173,409, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee at an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from September 6, 2007 (commencement of operations) to September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

Accordingly, for the period from September 6, 2007 (commencement of operations) to May 31, 2008, the fee pursuant to the Investment Management Agreement aggregated $351,295, of which $214,867 was waived, resulting in an annualized effective rate of 0.39% of the Fund's average daily net assets.

In addition, for the period from September 6, 2007 (commencement of operations) to May 31, 2008, the Advisor reimbursed the Fund $3,748 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets computed and accrued daily and payable monthly. For the period from September 6, 2007 (commencement of operations) to May 31, 2008, the Advisor accrued an Administration Fee of $35,130, of which $8,339 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from September 6, 2007 (commencement of operations) to May 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2008
Class A	$ 18,182	$ 2,701	$ 10,021
Class C	7,559	7,559	—
Class S	4,590	4,590	—
Institutional Class	175	175	—
	$ 30,506	$ 15,025	$ 10,021

Distribution and Service Agreement. Under the Fund's Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of the average daily net assets of the Class C shares of the Fund. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from September 6, 2007 (commencement of operations) to May 31, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2008
Class C	$ 68,815	$ 16,204

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from September 6, 2007 (commencement of operations) to May 31, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at May 31, 2008	Annualized Effective Rate
Class A	$ 25,258	$ —	$ 6,578.15%
Class C	22,439	2,147	7,077.22%
	$ 47,697	$ 2,147	$ 13,655

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from September 6, 2007 (commencement of operations) to May 31, 2008 aggregated $128,364.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2008, the CDSC for Class C shares aggregated $3,259. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A. For the year ended May 31, 2008, DIDI received $35 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from September 6, 2007 (commencement of operations) to May 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,515, of which $5,783 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $316 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended May 31, 2008*
	Shares	Dollars
Shares sold
Class A	6,022,176	$ 60,621,674
Class C	2,825,630	28,375,100
Class S	1,936,234	19,790,687
Institutional Class	1,382,684	13,858,189
		$ 122,645,650
Shares issued to shareholders in reinvestment of distributions
Class A	929	$ 9,593
Class C	371	3,823
Class S	467	4,824
Institutional Class	89	910
		$ 19,150
Shares redeemed
Class A	(510,338)	$ (4,923,583)
Class C	(223,690)	(2,155,671)
Class S	(669,472)	(6,310,073)
Institutional Class	(382,794)	(3,539,523)
		$ (16,928,850)
Redemption fees		$ 5,055
Net increase (decrease)
Class A	5,512,767	$ 55,709,927
Class C	2,602,311	26,225,656
Class S	1,267,229	13,485,592
Institutional Class	999,979	10,319,830
		$ 105,741,005
Initial capital
Class A	125,000	$ 1,250,000
Class C	125,000	1,250,000
Class S	125,000	1,250,000
Institutional Class	125,000	1,250,000
		$ 5,000,000
* For the period from September 6, 2007 (commencement of operations) to May 31, 2008.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS Climate Change Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Climate Change Fund (the "Fund") at May 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period from September 6, 2007 (commencement of operations) through May 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts July 22, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal period ended May 31, 2008, qualified for the dividends received deduction.

For Federal Income Tax purposes, the Fund designates $920,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds and have as part of my duties evaluated the reasonableness of the management fees charged by DeAM to the DWS Climate Change Fund. My evaluation considered the following:

• Management fees charged by other mutual fund companies for like services, which included review of the management fees and total expenses of the thirteen existing funds in the Lipper multi-cap Growth category and offering standard A shares.

• Management fees charged to institutional and other clients of DeAM for like services, including two offshore products.

• Costs to DeAM and its affiliates of supplying services pursuant to the management agreements and profit margins from supplying such services. While this is a new fund with no profitability information, the level of the Fund's fee, DeAM's overall profitability derived from mutual funds, and DeAM's expectations for fund growth do not suggest excessive profitability.

• Possible economies of scale as the Fund grows larger, noting that the fee schedule does not include break-points, so that future sharing of economies will depend on imposition of break-points or on other actions.

• The nature and quality of DeAM's services, including the DWS Fund's performance. This is a new fund, so performance and other service evaluations are not possible. DeAM has staffed the fund's management with individuals having appropriate education and experience.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the DWS Climate Change Fund are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	131
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: Two International Place, Boston, MA 02110.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	WRMAX	WRMCX	WRMSX	WRMIX
CUSIP Number	23337G 860	23337G 852	23337G 845	23337G 837
Fund Number	446	746	2046	1446

Notes

Notes

* As of May 31, 2008, the position was sold.

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2008, DWS Climate Change Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CLIMATE CHANGE FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$40,000	$0	$0	$0
2007*	N/A	N/A	N/A	N/A

* Fund commenced operations on September 6, 2007.

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$21,500	$25,000	$0
2007	$192,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$25,000	$600,000	$625,000
2007	$0	$11,930	$0	$11,930

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Climate Change Fund, a series of DWS Securities Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008